SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 16, 2015

bBooth, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-55314	46-1669753
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
901 Hancock Avenue, Unit 308 West Hollywood, California		90069
(Address of principal executive offices)		(Zip Code)

(855) 250-2300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.       ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

bBooth, Inc. (OTCQB: BBTH), announces it has entered into an agreement with The Fit Club Network©, one of the largest networks of independent distributors of Beach Body products in association with Team Beach Body, the direct selling division of Beach Body, LLC, creators of popular fitness and weight loss solutions, including P90X®, INSANITY®, Hip Hop ABS®, FOCUS T25®, SHAKEOLOGY®, 21 Day Fix®, Piyo®, and Body Beast®.

Under the terms of the agreement, bBooth will produce a white-labeled version of its NOTIFI “push-to-screen” technology in custom-designed mobile and desktop applications, providing The Fit Club Network with enhanced, media-rich, push-to-screen communications tools for recruitment, retention, training, product sales and information.

The NOTIFI application will be offered to all of The Fit Club Network’s 40,000 distributors for a monthly recurring per user license fee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 17, 2015	bBOOTH, INC.
	By:	/s/Rory J. Cutaia
	Name:	Rory J. Cutaia
	Title:	Chairman and Chief Executive Officer